Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Acquisition of 9540 Y.G. Soft IT Ltd. [Member]
$ in Thousands
Jan. 01, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities excluding cash acquired	$ (402)
Customer relationships	1,150
Deferred taxes	(264)
Redeemable non-controlling interests	(719)
Goodwill	967
Total assets acquired, net of acquired cash	$ 732